EQ ADVISORS TRUSTSM

AXA International Core Managed Volatility Portfolio – Class IA and IB Shares

SUPPLEMENT DATED NOVEMBER 20, 2017 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus of the AXA International Core Managed Volatility Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Effective immediately, Sobby Arora no longer serves as a member of the team that is responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio.

References to Sobby Arora contained in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Federated Global Investment Management Corp.” are hereby deleted in their entirety.